UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2013

FXCM Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34986	27-3268672
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Water St. FL 50, New York, NY, 10041

(Address of Principal Executive Offices) (Zip Code)

(646) 432-2986

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

FXCM Inc. (the “Company”) held its annual meeting of shareholders on June 12, 2013 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2013 (File No. 001-34986). There were 81,616,291 shares of common stock entitled to be voted and 72,831,416 shares present in person or by proxy, at the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of the votes were as follows:

Proposal 1 – Election of Directors

Each of the following nominees for director was elected to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. The final voting results are set forth below:

Dror (Drew) Niv	For	67,014,558
	Withheld	202,691
	Broker non-votes	-

David Sakhai	For	66,277,977
	Withheld	939,272
	Broker non-votes	-

William Ahdout	For	65,877,628
	Withheld	1,339,621
	Broker non-votes	-

James Brown	For	67,103,784
	Withheld	113,465
	Broker non-votes	-

Robin Davis	For	67,111,703
	Withheld	105,546
	Broker non-votes	-

Perry Fish	For	67, 109,892
	Withheld	107,357
	Broker non-votes	-

Kenneth Grossman	For	65,877,928
	Withheld	1,339,321
	Broker non-votes	-

Eric LeGoff	For	67,118,076
	Withheld	99,173
	Broker non-votes	-

Arthur Gruen	For	67,117,718
	Withheld	99,531
	Broker non-votes	-

Ryan Silverman	For	67,104,142
	Withheld	113,107
	Broker non-votes	-

Eduard Yusupov	For	66,277,677
	Withheld	939,572
	Broker non-votes	-

Proposal 2 – Approval of the Amendment to the FXCM Inc. 2010 Long-Term Incentive Plan

The amendment to the FXCM Inc. 2010 Long-Term Incentive Plan was approved. The final voting results are set forth below:

For	61,185,413
Against	6,020,634
Abstain	11,202
Broker non-votes	-

Proposal 3- Ratification of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was ratified. The final voting results are set forth below:

For	72,483,173
Against	329,511
Abstain	18,732
Broker non-votes	-

Proposal 4 – Non-Binding Advisory Vote on Executive Compensation

The resolution to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers was approved. The final voting results are set forth below:

For	61,146,111
Against	159,836
Abstain	5,911,302
Broker non-votes	5,614,167

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FXCM INC.
By:	/s/David Sassoon
	Name:	David Sassoon
	Title:	General Counsel

Date: June 14, 2013